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                                                                Exhibit 10.11


                               TENTH AMENDMENT TO
                                 LOAN AGREEMENT

     THIS TENTH AMENDMENT TO LOAN AGREEMENT dated as of February 12, 2002 (this "Amendment") is between TAYLOR CAPITAL GROUP, INC., a Delaware corporation (the "Borrower") and LASALLE BANK NATIONAL ASSOCIATION (formerly known as LaSalle National Bank), a national banking association (the "Bank").

                              W I T N E S S E T H

     WHEREAS, the Borrower and the Bank entered into a Loan Agreement dated as of February 12, 1997, as amended by a First Amendment dated February 27, 1997, a Second Amendment dated November 1, 1997, a Third Amendment dated as of May 1, 1998, a Fourth Amendment dated June 1, 1998, a Fifth Amendment dated as of August 1, 1998, a Sixth Amendment dated as of September 1, 1998, a Seventh Amendment dated as of September 1, 1999, a Eighth Amendment dated as of September 1, 2000 and a Ninth Amendment dated as of September 1, 2001 (as so amended, the "Agreement"); and

     WHEREAS, the Borrower and the Bank have agreed to amend the Agreement as more fully described herein.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. All capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement.

     2.   AMENDMENTS TO THE AGREEMENT.

          2.1 Amendment to Section 1.1. The definition of "Term Loan Maturity Date" set forth in Section 1.1 of the Agreement is hereby amended by deleting therefrom the date "February 12, 2002" and substituting therefor the date "April 30, 2002".

          2.2 Amendment to Section 1.1. The definition of the term "Term Note" appearing in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               "Term Note" means that certain Substitute Term Note dated as of February 12, 2002 in the original aggregate maximum principal amount of Twenty Three Million Dollars ($23,000,000), as the same may be amended, modified or supplemented from time to time, and together with any renewals thereof or exchanges or substitutes therefor.


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          2.3  Amendment to Section 3.2. The amount set forth in Section 3.2 of the Agreement is hereby amended by deleting therefrom the amount "Twenty-Five Million Dollars ($25,000,000)" and substituting therefor the amount "Twenty-Three Million Dollars ($23,000,000)".

          2.4  Replacement of Exhibit 3.2.   Exhibit 3.2 attached hereto as
made a part of the Agreement is hereby deleted in its entirety and Exhibit 3.2 attached hereto is hereby substituted therefor.

     3. WARRANTIES. To induce the Bank to enter into this Amendment, the Borrower warrants that:

          3.1 Authorization. The Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies under the Agreement, as amended hereby, and to perform its obligations under the Agreement, as amended hereby.

          3.2 No Conflicts. The execution and delivery of this Amendment and the performance by the Borrower of its obligations under the Agreement, as amended hereby, do not and will not conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

          3.3 Validity and Binding Effect. The Agreement, as amended hereby, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

          3.4  No Default. As of the date hereof, no Event of Default under
Section 8 of the Agreement, as amended by this Amendment, or event or condition which, with the giving of notice or the passage of time, shall constitute an Event of Default, has occurred or is continuing.

          3.5 Warranties. As of the date hereof, the representations and warranties in Section 7 of the Agreement are true and correct as though made on such date, except for such changes as are specifically permitted under the Agreement.

     4.   GENERAL.

          4.1 Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois.

          4.2 Successors. This Amendment shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and their respective successors and assigns.

                                       2


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          4.3  Confirmation of the Agreement.  Except as amended hereby, the
Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

     5. EFFECTIVENESS. This Amendment shall become effective upon receipt by the Bank of the following documents, duly executed by the parties thereto:

               (a)  This Amendment;

               (b) Substitute Term Note in the form of Exhibit 3.2 attached hereto duly executed by the Borrower;

               (c)  Such other documents as the Bank reasonably may request.


     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


LASALLE BANK NATIONAL                             TAYLOR CAPITAL GROUP, INC.
ASSOCIATION



By:  /s/ Jay C. Goldner                           By:  /s/ J. C. Alstrin
     -------------------------                         -------------------------
Its: Sr. Vice President                           Its: CFO




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                                  Exhibit 3.2.


                              SUBSTITUTE TERM NOTE



$23,000,000                                            Chicago, Illinois
                                                       February 12, 2002


_______________________________________________________________________________


     FOR VALUE RECEIVED, the undersigned, TAYLOR CAPITAL GROUP, INC., a Delaware corporation (herein, together with its successors and assigns, called the "Borrower"), promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION, a national banking association (herein, together with its successors and assigns, called the "Bank"), the principal sum of TWENTY-THREE MILLION DOLLARS ($23,000,000), plus interest as described below. The entire principal balance outstanding hereunder, if not sooner paid, shall be due and payable April 30, 2002, pursuant to that certain Loan Agreement dated February 12, 1997 between the Borrower and the Bank (as the same has been and may hereafter be amended, modified or supplemented from time to time, called the "Loan Agreement"). No principal installments are required to be paid prior to April 30, 2002.

     The Borrower further promises to pay to the order of the Bank interest on the aggregate unpaid principal amount hereof from time to time outstanding from the date hereof until paid in full at such rates and at such times as shall be determined in accordance with the provisions of the Loan Agreement. Accrued interest shall be payable on the dates specified in the Loan Agreement.

     Payments of both principal and interest are to be made in the lawful money of the United States of America in immediately available funds at the Bank's principal office at 135 South LaSalle Street, Chicago, Illinois 60603, or at such other place as may be designated by the Bank to the Borrower in writing.

     This Note is the Substitute Term Note referred to in, evidences indebtedness incurred under, and is subject to the terms and provisions of, the Loan Agreement. The Loan Agreement, to which reference is hereby made, sets forth said terms and provisions, including those under which this Note may or must be paid prior to its due date or may have its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Loan Agreement.

     In addition to, and not in limitation of, the foregoing and the provisions of the Loan Agreement hereinabove referred to, the Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including attorneys' fees and expenses, incurred by the holder of this Note in seeking to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.


                                       4




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     This Note is binding upon the undersigned and its successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns.
This Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.

     This Note, in part, is a replacement and substitute for, but not a repayment of, that certain $25,000,000 Term Note dated as of February 12, 1997 of the Maker payable to the order of the Bank and does not and shall not be deemed to constitute a novation therefor.


                              TAYLOR CAPITAL GROUP, INC., a Delaware corporation


                              By:          J.C. Alstrin
                                   -------------------------------
                              Title:             CFO
                                     -----------------------------


Borrower's Address:

350 East Dundee Road
Wheeling, Illinois 60090-5766